UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 28, 2007 (August 22, 2007)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification Number)

400 Interpace Parkway

Building A

Parsippany, NJ 07054

(Address of principal executive office)

Registrant’s telephone number, including area code  (973) 939-1000

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 22, 2007, the Board of Directors of TDS Investor (Cayman) L.P., our ultimate parent company (the “Partnership”), approved the Fourth Amended and Restated Agreement of Exempted Limited Partnership (the “Limited Partnership Agreement”), which (i) modified the definition of “fair market value” contained in Section 12.4 of the Limited Partnership Agreement and (ii) provided for the issuance of a new class of profit interests (Class C-1) in the Partnership.  A form of the Limited Partnership Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2007, the Board of Directors of the Partnership approved an amendment to existing equity award agreements between the Partnership and certain of our executives to provide that all equity interests, including restricted equity units (“REUs”), will not be subject to the call right provisions of the Limited Partnership Agreement prior to the earlier of the expiration of such executive’s non-compete restrictive period or such executive’s breach of the non-compete covenants, in each case as set forth in his/her respective employment agreement and/or equity agreement. A form of Amendment No. 1 to Management Equity Award Agreement (Restricted Equity Units) is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

On August 22, 2007, the Board of Directors of the Partnership approved an amendment to certain existing equity award agreements between the Partnership and certain of our executives to provide, among other things, that all Class C and Class D profit interests would no longer be cancelable, forfeitable or subject to a call right by the Partnership for 24 months following a termination without cause (including a constructive discharge pursuant to any employment agreement or any equity agreement).  A form of Amendment No. 1 to Management Equity Award Agreement (Profits Interests) is attached hereto as Exhibit 10.3 and is incorporated by reference herein.

On August 22, 2007, the Board of Directors of the Partnership approved the forms of award agreement for grants of additional REUs to management to be made pursuant to the Travelport 2007 Supplemental Profit Sharing Plan, the form of which is filed as Exhibit 10.1 to the Current Report of Form 8-K filed by the Company on July 25, 2007.  Forms of Management Equity Award Agreement (Senior Leadership Team) and Management Equity Award Agreement for Gordon Wilson are attached hereto as Exhibits 10.4 and 10.5, respectively, and are incorporated by reference herein.

On August 22, 2007, the Board of Directors of the Partnership approved the amendment of the TDS Investor (Cayman) L.P. Amended and Restated 2006 Interest Plan, which (i) authorized an increase in the amount of REUs eligible to be granted and (ii) created and authorized the issuance of Class C-1 profit interests.  The TDS Investor (Cayman) L.P. Second Amended and Restated 2006 Interest Plan is attached hereto as Exhibit 10.6 and is incorporated by reference herein.

In addition, the information disclosed in Item 1.01 above of this Form 8-K is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Form of TDS Investor (Cayman) L.P. Fourth Amended and Restated Agreement of Exempted Limited Partnership.

10.2	Form of Amendment No. 1 to Management Equity Award Agreement (Restricted Equity Units).

10.3	Form of Amendment No. 1 to Management Equity Award Agreement (Profits Interests).

10.4	Form of Management Equity Award Agreement (Senior Leadership Team).

10.5	Form of Management Equity Award Agreement for Gordon Wilson.

10.6	TDS Investor (Cayman) L.P. Second Amended and Restated 2006 Interest Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, General Counsel and Corporate Secretary

Date: August 28, 2007

TRAVELPORT LIMITED

CURRENT REPORT ON FORM 8-K

Report Dated August 28, 2007 (August 22, 2007)

EXHIBIT INDEX

10.1	Form of TDS Investor (Cayman) L.P. Fourth Amended and Restated Agreement of Exempted Limited Partnership.

10.2	Form of Amendment No. 1 to Management Equity Award Agreement (Restricted Equity Units).

10.3	Form of Amendment No. 1 to Management Equity Award Agreement (Profits Interests).

10.4	Form of Management Equity Award Agreement (Senior Leadership Team).

10.5	Form of Management Equity Award Agreement for Gordon Wilson.

10.6	TDS Investor (Cayman) L.P. Second Amended and Restated 2006 Interest Plan.